UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 20, 2010

GLOBAL INVESTOR SERVICES, INC.
(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

708 3rd Avenue, 6th Floor
New York, New York 10017
(Address of Principal Executive Offices)         (Zip Code)

Registrant’s Telephone Number, including area code: (212) 227-2242

With a Copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, NY 11570
T: (516) 833-5034
F: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On June 2, 2010, Global Investor Services, Inc. (the “Company”) executed a Convertible Promissory Note with Asher Enterprises, Inc. (“Asher”) in the amount of $50,000 dated June 2, 2010 (the “June Note”) along with a Securities Purchase Agreement dated as of June 2, 2010 (the “June Agreement”), the funding of which occurred on June 15, 2010.  On July 16, 2010, the Company executed a Convertible Promissory Note with Asher in the amount of $35,000 (“the “July Note”) along with a Securities Purchase Agreement (the “July Agreement”), the funding of which occurred on July 28, 2010.  The June Note has a maturity date of March 4, 2011 and the July Note has a maturity date of April 20, 2011.  Neither the June Note nor the July Note (collectively, the “Notes”) permit the Company to prepay the Notes in whole or in part.  On October 20, 2010, the Company and Asher entered into an agreement (the “October Agreement”) whereby Asher granted the Company the right to prepay the Notes.

Prepayment of the June Note

Under the terms of the October Agreement, in consideration for Asher permitting the Company to prepay the June Note, the Company agreed to prepay 150% of the principal amount of the June Note together with the accrued and unpaid interest on the initial principal amount as follows:

•	The sum of $38,837 simultaneously with the execution of the October Agreement.

•	The sum of $18,997 to be paid on or before November 15, 2010.

•	The sum of $18,873 to be paid on or before December 15, 2010.

Prepayment of the July Note

Under the terms of the October Agreement, in consideration for Asher permitting the Company to prepay the July Note, the Company agreed to prepay 150% of the principal amount of the July Note together with the accrued and unpaid interest on the initial principal amount as follows:

•	The sum of $26,856 simultaneously with the execution of the October Agreement.

•	The sum of $13,298 to be paid on or before November 15, 2010.

•	The sum of $13,211 to be paid on or before December 15, 2010.

The foregoing information is a summary of each of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K/A.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing transaction.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro Forma Financial statements.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
10.1	Agreement by and between Asher Enterprises, Inc. and Global Investor Services, Inc., dated October 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INVESTOR SERVICES, INC.

By:	/s/ Bill Kosoff
Name:	Bill Kosoff
Title:	Chief Financial Officer and Director

Date:	October 25, 2010 New York, New York